EXHIBIT 20
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 Landlord's    Tenant's
  Initials     Initials
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                                 LEASE AGREEMENT
                                     BETWEEN
                               BIRCH WINDELL, LLC
                                  ("LANDLORD")
                                       AND
                              ITO ACQUISITION CORP.
                                   ("TENANT")

                                 LEASE AGREEMENT
                                TABLE OF CONTENTS






1.   TERMS AND DEFINITIONS ................................................1
2.   PREMISES AND COMMON AREAS.............................................3
3.   TERM .................................................................5
4.   POSSESSION ...........................................................5
5.   MONTHLY BASIC RENT....................................................5
6.   OPERATING EXPENSES....................................................6
7.   SECURITY DEPOSIT .....................................................8
8.   USE...................................................................8
9.   NOTICES...............................................................9
10.  BROKERS ..............................................................9
11.  HOLDING OVER ........................................................10
12.  TAXES ON TENANTS PROPERTY ...........................................10
13.  CONDITION OF PREMISES ...............................................10
14.  ALTERATIONS .........................................................10
15.  REPAIRS .............................................................11
16.  LIENS ...............................................................12
17.  ENTRY BY LANDLORD ...................................................12
18.  UTILITIES AND SERVICES ..............................................13
19.  BANKRUPTCY ..........................................................13
20.  INDEMNIFICATION AND EXCULPATION OF LANDLORD......................... 13
21.  DAMAGE TO TENANTS PROPERTY ..........................................14
22.  TENANT'S INSURANCE ..................................................14
23.  DAMAGE OR DESTRUCTION ...............................................15
24.  EMINENT DOMAIN ......................................................17
25.  DEFAULTS AND REMEDIES................................................17
26.  ASSIGNMENT AND SUBLETTING ...........................................20
27.  SUBORDINATION........................................................22
28.  ESTOPPEL CERTIFICATE ................................................22
29.  HAZARDOUS MATERIALS..................................................23
30.  RULES AND REGULATIONS ...............................................26
31.  CONFLICT OF LAWS ....................................................26
32.  SUCCESSORS AND ASSIGNS ..............................................26

33.  SURRENDER OF PREMISES ...............................................26
34.  ATTORNEY'S FEES .....................................................26
35.  PERFORMANCE BY TENANT ...............................................26
36.  MORTGAGE PROTECTION .................................................27
37.  DEFINITION OF LANDLORD ..............................................27
38.  WAIVER ..............................................................27
39.  IDENTIFICATION OF TENANT ............................................27
40.  PARKING .............................................................27
41.  FORCE MAJEURE .......................................................28
42.  TERMS, HEADING AND CONSTRUCTION......................................28
43.  TIME ................................................................28
44.  PRIOR AGREEMENT; AMENDMENTS..........................................28
45.  SEVERABILITY ........................................................28
46.  RECORDING............................................................28
47.  LIMITATION OF LIABILITY AND TIME ....................................28
48.  TRAFFIC IMPACT ......................................................29
49.  MODIFICATIONS FOR LENDER OR GOVERNMENT ..............................29
50.  FINANCIAL STATEMENTS ................................................29
51.  QUITE ENJOYMENT .....................................................29
52.  TENANT'S SIGNS.......................................................29
53.  NO LIGHT, AIR OR VIEW EASEMENT.......................................30
54.  TENANT AS CORPORATION, PARTNERSHIP, OR LIMITED LIABILITY COMPANY.....30
55.  DEVELOPMENT AND EASEMENTS ...........................................30
56.  COUNTERPARTS ........................................................30
57.  NO OFFER ............................................................30
58.  CONSENT TO ASSIGNMENT/TERMINATION OF EXISTING LEASE..................30
59.  JOINT AND SEVERAL LIABILITY .........................................31



EXHIBITS:


A. Legal Description of the Land B. Standards for Utilities and Services C. Sample Form of Tenant Estoppel Certificate D. Rules and Regulation E. Traffic and Parking Rules and Relation F. Depiction of Build Area

                                 LEASE AGREEMENT



THIS LEASE AGREEMENT, ("Lease") is made as of December 19, 2002, between BIRCH WINDELL LLC, a California limited liability company ("Landlord"), and ITO ACQUISITION CORP. a California Corporation ("Tenant"), for all of the space (collectively, the "Premises") contained within the data processing building containing approximately 68,807 square feet of space and located at 3300 Birch Street, Brea, California (the "Building"). The Building is part of the Building site, which includes the parking areas and other improvements on the land ("Land") described on attached Exhibit A (collectively, the "Project").


1. TERMS AND DEFINITIONS. For the purposes of this Lease, the following terms shall have the following definition:


         (a) Addresses:


         Landlord's Address:        c/o Windell Investments, Inc.
                                    3070 Bristol Street, Suite 615
                                    Costa Mesa, California 92626.


         Tenant's Address: All notices to Tenant hereunder shall be delivered to the Premises.



         (b) Approximate Square Feet: The parties agree that the Building contains approximately 68,807 square feet ("Square Foot/Feet") and that the square footage is not subject to revision notwithstanding the fact that the actual square footage of the Building may be more or less than 68,807.



         (c) Broker(s): None.



         (d) Commencement Date: December 20, 2002.



         (e) Exhibits: "A" through "E", inclusive, all of which are attached to this Lease and are incorporated herein by this reference. Defined or initially capitalized terms in the attached document have the same meaning as in this Lease unless otherwise expressly provided in those documents.



[END OF PAGE]

         (f) Monthly Basic Rent:

------------------------------------- ----------------------------------- -----------------------------------
               Period                    Rent Per Rentable Square Foot             Monthly Basic Rent
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
     From 1/1/03 until 12/31/03                      $1.35                             $92,899.45
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
     From 1/1/04 until 12/31/04                      $1.425                            $98,049.98
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
     From 1/1/05 until 12/31/05                      $1.50                            $103,210.50
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
     From 1/1/06 until 12/31/06                      $1.575                           $108,371.03
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
     From 1/1/07 until 12/31/07                      $1.65                            $113,531.55
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
     From 1/1/08 until 12/31/08                      $1.725                           $118,692.08
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
     From 1/1/09 until 12/31/09                      $1.80                            $123,852.60
------------------------------------- ----------------------------------- -----------------------------------

         Concurrently with Tenant's execution of this Lease, Tenant shall pay Landlord the first month of Monthly Basic Rent in the amount $92,889.45. Notwithstanding anything to the contrary contained herein, Tenant shall have no obligation to pay rent and all rent shall be abated from the Commencement Date through December 31, 2002.


         (g) Parking: Tent shall have the right without cost or expense to use the 160 vehicle Parking spaces most closely adjacent to the Building at the Project during the term and any extended term of this Lease.


         (h) Security Deposit: $121,478.33, which shall be payable concurrently with Tenant's execution of this Lease.


         (i) Tenant's Percentage: 100%, based on the Rentable Square Feet contained in the Premises set forth in Subparagraph 1) and the Rentable Square Feet contained in the Project ("Project Rentable Square Feet"). Subject to the provisions of Subparagraph 6(a)(i), Tenant's Percentage shall be adjusted, if ever, upon completion of the New Building (as defined below) and determination of the exact number of Rentable Square Feet WITHIN the New Building to equal a fraction whose numerator is the number of Rentable Square Feet within the Premises and whose denominator is the Project Rentable Square Feet (which shall include the Building and the New Building) The rentable square footage of the New Building shall be determined by a third party space accountant selected by Landlord in its sole and absolute discretion. Tenant shall have the right to remeasure the rentable square footage of the New Building if in its reasonable discretion it does not agree with the determination of such third party space accountant


         (j) Term: Eighty-four (84) calendar months (plus the applicable fraction of a month if the actual Commencement Date is other than the first day of a calendar month).

         (k) Option(s) to Extend: Landlord hereby grants to Tenant the option to extend the term of this Lease for two (2) additional sixty (60) month period(s) commencing when the prior term expires upon each and all of the following terms and conditions.:


                  (i) Tenant gives to Landlord and Landlord actually receives on a date which is prior to the date that the option period would commence (if exercised) by at least six (6) months, and not more than nine (9) months an unconditional written notice of the exercise of the option(s) to extend this Lease for said additional term(s), time being of essence. If said notification of the exercise of said option(s) is
         (are) not so given and received, the option(s) shall automatically expire; said option(s) may (if more than one) only be exercised consecutively;


                  (ii) All of the terms and conditions of this Lease except where specifically modified by this option shall apply;


The Monthly Basic Rent for each month of the option period shall be adjusted on the first day of the Extension (the "Adjustment Date") to the "fair rental value" of the Premises on the Adjustment Date as follows:


         (a) At least one hundred eighty (180) days before the Adjustment Date, Landlord and Tenant shall meet in an effort to negotiate in good faith, the fair rental value of the Premises as of the Adjustment Date. If Landlord and Tenant have not agreed on the fair rental value of the Premises at least one hundred
(100) days before the Adjustment Date, Landlord and Tenant shall attempt to agree in good faith upon a single appraiser not later than seventy-five (75) days before the Adjustment Date. If Landlord and Tenant are unable to agree upon a single appraiser within this time period, then Landlord and Tenant shall each appoint One (1) appraiser not later than sixty-five (65) days before the Adjustment Date. Within ten (10) days thereafter the two appointed appraisers shall appoint a third appraiser. If either Landlord or Tenant fails to appoint its appraiser within the prescribed time period, the single appraiser appointed shall determine the fair rental value of the Premises. If both parties fail to appoint appraisers within the prescribed time periods, then the first appraiser thereafter selected by a party shall determine the fair rental value of the Premises. Each party shall bear the cost of its own appraiser, and the parties shall share equally the cost of a single or a third appraiser, if applicable. Each appraiser shall have at least five (5) years experience in the appraisal of comparable buildings in Southern California and shall be a member of one or more professional organizations such as MAI or an equivalent.


         (b) For purposes of such appraisal, "fair rental value" shall mean the price that a ready and willing tenant would pay, as of the Adjustment Date, as monthly rent to a ready and willing landlord of a comparable buildings in Orange County, California for space comparable to the Premises if that property were exposed for lease on the open market for a reasonable period of time with a lease comparable to the Lease and with tenant improvements comparable to those in the Premises. If a single appraiser is chosen, then such appraisal shall determine the fair rental value of the Premises. Otherwise, the fair rental value of the Premises shall be the arithmetic average of the two of the three appraisals which are closest in amount, and the third appraisal shall be disregarded. In no event, however, shall the then-existing monthly rent ever be reduced by reason of such computation, nor shall there be any rent concession or additional tenant improvement allowance for the extension term. Landlord and Tenant shall instruct the appraiser(s) to complete their determination of the fair rental value not later than thirty (30) days before the Adjustment Date. If the fair rental value is not determined before the Adjustment Date, then Tenant shall continue to pay to Landlord the monthly rent in effect immediately prior to such Extension until the fair rental value is determined. When the fair rental value of the Premises is determined, Landlord shall deliver notice of that amount to Tenant, and Tenant shall pay to Landlord, within ten (10) days after receipt of such notice, the difference between the monthly rent actually paid by Tenant to Landlord and the new monthly rent determined under this paragraph.


         (l) Use: Data processing facility and general office use.


         2. PREMISES AND COMMON AREAS. Subject to all the provisions of this Lease, Landlord leases to Tenant and Tenant leases from Landlord the Premises, which Premises are improved for use as a data processing facility and for office use, those Premises being agreed to have the Approximate Rentable Square Feet designated in Subparagraph 1(b).


         (b) Tenant shall have the nonexclusive right to use, in common with other present and future tenants in the Project, the following areas ("Common Areas") appurtenant to the Premises, subject to the Rules and Regulations referred to in Paragraph 30 and to other reasonable rules and regulations which Landlord may deem advisable for the Common Areas:


                  (i) The Project's common entrances, ramps and drives;


                  (ii) Loading and unloading areas, trash areas, parking areas, and similar areas and facilities appurtenant to the Building;


                  (iii) The roadways, sidewalks, walkways, parkways, driveways and landscaped areas and similar areas and facilities within the Project which are made available for the use or benefit of all Project tenants and their invitees and other visitors; and


                  (iv) The parking areas, including driveways and alleys.


         (c) Landlord reserves the right from time to time without unreasonable interference with Tenant's use or security:


                  (i) To install, use, maintain, repair and replace pipes, ducts, conduits, wires and appurtenant meters and equipment for service within the Building above the ceiling surfaces, below the floor surfaces, and within the walls, and to relocate any pipes, ducts, conduits, wires and appurtenant meters and equipment included in the Premises which are located in the Premises or located elsewhere outside the Premises, and to expand the Project; provided, however, that notwithstanding anything to the contrary contained herein, the Building shall not be expanded and Landlord shall have no right to construct or locate the New Building on any portion of the Project except for that portion of the Project which is labeled as the "Build Area" on Exhibit F attached hereto;


                  (ii) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways provided that Tenant shall at all times have the right to use the number of parking spaces designated in Subparagraph 1(g);


                  (iii) To temporarily close or designate for other uses any of the Common Areas for purposes of improvement, maintenance or repair, so long as reasonable access to the Premises remains available;


                  (iv) To designate other land outside the boundaries of the Building to be a part of the Common Areas;


                  (v) To add additional buildings and improvements (collectively, "New Building") to the Build Area, including, without limitation an office and/or R&D building containing up to 70,000 square feet of space;


                  (vi) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Building or the Project, or any portion thereof; and


                  (vii) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas as Landlord may deem to be appropriate.


The preceding reservation of rights to Use the Common Areas shall not impose on Landlord any obligation to maintain or repair the Common Areas or any other portion of the Premises except as expressly set forth in this Lease. In making any additions, repairs alterations or improvements to the Project, Landlord shall use all commercially reasonable efforts to minimize any interference with Tenant, its business and its use. Landlord acknowledges that Tenant intends to use the Premises as a data processing facility and that any interruption to Tenant's business or in Tenant's use or access to the Premises could have a material adverse effect on Tenant and its business. Landlord shall indemnify, defend and hold Tenant and its officers directors, shareholders, agents employees and contractors (the "Tenant Parties" or, individually, a "Tenant Party") harmless from all damages, costs and expenses (including attorneys'
fees), judgments loss, damage injury, liability, claims and losses, including, without limitation, injury to Tenant's business and loss of income and profit (collectively, "Tenant Claims") arising from any additions, repairs, alterations or improvements to the Project made by or for Landlord except to the extent that such Tenant Claims arise out of the Tenant's negligence. In case any action or proceeding shall be brought against the Tenant Parties or any of them by reason of any such Tenant Claim, Landlord, upon notice from Tenant, shall defend the same at Landlord's expense by counsel approved in writing by Tenant.


         3. TERM. Subject to the provisions of Subparagraph 1(k), The Terms shall be for the period designated in Subparagraph 1(j), beginning on the Commencement Date under Subparagraph 1(d) and ending on the expiration of that period, unless the Lease shall be terminated sooner as hereinafter provided


         4. POSSESSION. Landlord and Tenant agree that Systems Management Specialists Inc., a Delaware corporation ("SMS") is currently in possession of the Premises. Tenant agrees to accept delivery directly from SMS.


         5. MONTHLY BASIC RENT


         (a) Tenant agrees to pay Landlord as Monthly Basic Rent for the Premises the Monthly Basic Rent designated in Subparagraph 1(f) in advance on the first day of each calendar month during the Term. If the Term commences or ends on a day other than the first day of a calendar month, then the rent for such period shall be prorated in the proportion that the number of days this Lease is in effect during such period bears to thirty (30). In addition to the Monthly Basic Rent, Tenant agrees to pay as additional rental the amount of rental and other charges required by this Lease. In no event shall Monthly Basic Rent ever be less than the initial Monthly Basic Rent. All rental shall be paid to Landlord, without prior demand and without any deduction or offset, in lawful money of the United States of America at the address of Landlord designated in Subparagraph 1(a) or to such other person or at such other place as Landlord may from time to time designate in writing.


         (b) Rent and all other payments required to be made by Tenant to Landlord under this Lease shall be deemed to be and treated as rent and payable and recoverable as "rent", and Landlord shall have the same rights against Tenant for default in any such payment as in the case of nonpayment of Monthly Basic Rent.


         (c) If Tenant fails to pay any installment of rent within ten (10) days following the date due (which ten days is not intended to be a grace period) or if Tenant fails to make any other payment for which Tenant is obligated under this Lease when due, then Tenant shall pay to Landlord as additional rent a late charge equal to six percent (6%) of the amount due to compensate Landlord for the extra costs incurred as a result of such late payment. The parties agree that such late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of the Tenant's default with respect to the overdue amount, or prevent Landlord from exercising any other rights and remedies available to Landlord.


         (d) If the amount of rent or any other payment due under this Lease now or in the future violates the terms of any government restrictions on such rent or payment, then the rent or payment due during the period of such restrictions shall be the maximum amount allowable under those restrictions. Upon termination of the restrictions, Landlord shall, to the extent it is legally permitted, recover from Tenant the difference between the amounts received during the period of the restrictions and the amounts Landlord would have received had there been no restrictions.

6. OPERATING EXPENSES


                  (a) For purposes of this Lease, the following terms are defined as follows:


                           (i) "Tenant's Percentage" shall have the meaning set
forth in Subparagraph 1(h).
However, upon completion of any New Building, Tenant's Percentage shall remain at 100% with respect to Operating Expenses relating exclusively to the Building and any facilities in or portion of the Project exclusively serving the Building. In addition, any Operating Expenses relating exclusively to the New Building and any facilities or portion of the Project exclusively serving the New Building shall be excluded from Operating Expenses.


                           (ii) "JIVAC Costs" means all costs incurred in the
operation, repair and maintenance
and replacement of the systems for heating ventilating and air conditioning the buildings in the Project including, without limitation, supplies, materials, equipment, tools, and contracted services.


                           (iii) "Taxes and Assessments shall mean: (1) Real
property taxes and fees and expenses
incurred in contesting the amount or validity of any real property tax; (2) Any assessment fee, tax, levy, charge, penalty or similar imposition imposed by any authority, improvement district or special assessment district upon or in respect of the Premises, Building, Project, or Common Areas, or any potion thereof, including any such charges imposed for the use or occupancy of the Building, Project, or Premises, or upon this transaction or any document to which Tenant is a party; and (3) Any new or increased assessment, tax, fee, levy or charge in substitution, partially or totally, of any assessment, tax, fee, charge previously included under Subparagraphs 6(a)(iii)(l) and (2), including without limitation, increases due to tax rate increases or reassessment of the Premises, Building, Common Areas, or Project or any portion thereof for any reason; provided however that Taxes and Assessments shall not include any inheritance personal income or estate taxes. Upon any reassessment of the Project in connection with development of the New Building, Taxes and Assessments shall include Taxes and Assessments relating to the New Building but shall be equitably adjusted as reasonably determined by Landlord so that the amount of Taxes and Assessments which Tenant is liable for or required to pay (which is equal to Tenant's Percentage times Taxes and Assessments) shall not increase as the result of such reassessment except to the extent that Tenant is materially benefited by any improvements to the Common Areas or other facilities serving the Project.


                           (iv) "Insurance Costs" means all costs of premiums
for insurance that Landlord
procures under Section 22(c) of this Lease.


                           (v) "Capital Costs" means all costs incurred to make
any capital improvements,
replacements or repairs to the Building, Project, or Common Areas, or any portion thereof, including, without limitation, structural additions or repairs, which: (1) are now or may hereafter be required by any statute, ordinance or regulation of any governmental or enforcement agency; or (2) are needed to operate and maintain the Building, Project, or Common Areas, or any portion thereof, at the same quality levels as prior to the improvement or repair. Capital Costs shall not include the cost of constructing the New Building.


                  (b) "Operating Expenses" shall consist of all direct costs of ownership, operation, repair or maintenance (including necessary supplies, material tools and equipment) of the Building Project, or Common Areas, including any expansions of the Project, or Common Areas by Landlord or any portion thereof, and all indirect costs that are reasonably attributable to the operation, repair and maintenance of the Building, Project, and Common Areas, or any portion thereof, for any calendar year, including costs for the following by way of illustration, but not limitation:


         HVAC Costs; Taxes and Assessments; Insurance Costs; Capital Costs; costs connected with providing electrical telephone, cable and other electronic data transmission services (including, without limitation, any costs (whether or not Capital Costs) arising from the maintenance, repair and/or replacement of all or any component of electrical, plumbing, mechanical lighting, HVAC or other building systems, and/or the maintenance, repair and/or replacement of lighting fixtures, light bulbs, air filtration or distribution devices (provided that Landlord shall have no obligation to provide any utilities), window panes, window coating and/or other energy-saving measures); janitorial service and window cleaning; waste disposal; parking facilities; Common Areas signage; landscaping and gardening; security; and accounting legal, administrative and consulting fees. Notwithstanding anything to the contrary contained herein, Tenant shall have no obligation to reimburse Landlord for any capital improvements made by Landlord except to the extent that such capital improvements are included within the definition of Capital Costs.

         Notwithstanding anything to the contrary contained herein, Operating Expenses shall not include any costs incurred in the management of the Building, Project, and Common Areas.


                  (c) Except only for (i) any interest, points and fees on debts or amortization on any mortgage or mortgages or other debt instrument evidencing indebtedness of Landlord and (ii) costs arising from the payment of any claims against Landlord (for which Tenant is not responsible) secured by judgments or liens against the Premises, this Lease is and shall be construed as an absolute "triple net" lease arrangement, the Monthly Basic Rent shall be completely net to the Landlord, and Tenant shall be directly responsible for and pay Tenant's Percentage of all Operating Expenses as set forth in clauses (i) through (v), below:


                           (i) beginning with the Commencement Date and on or
before the expiration of each one
(1) year period thereafter (each, a "Lease Year"), Landlord shall deliver to Tenant an estimate of Tenant's Percentage of annual Operating Expenses payable in twelve (12) equal monthly installments on the first day of every month as additional rent together with Tenant's payment of Monthly Basic Rent. Landlord may from time to time during the Lease Year revise Landlord's estimate of annual Operating Expenses and Tenant's monthly estimated payments. If after the first Lease Year Landlord has not furnished Tenant with a written estimate for any Lease Year, Tenant shall continue to pay monthly installments of Tenant's Percentage of Operating Expenses at the rate established for the immediately preceding Lease Year (if applicable), provided that, when a written estimate of Operating Expenses for the current Lease Year is delivered to Tenant, Tenant shall, on or before the next monthly payment date, pay all accrued and unpaid monthly estimates based on the new estimate.


                           (ii) On or before May 1 of each Lease Year after the
first Lease Year (or as soon
thereafter as is practical) Landlord shall deliver to Tenant a statement (the "Statement") setting out Tenant's Percentage of actual Operating Expenses for the immediately preceding Lease Year. If Tenant's Percentage of actual Operating Expenses for the previous Lease Year differs from the total estimated monthly payments of Tenant's Percentage of Operating Expenses made by Tenant for such Lease Year, Tenant shall pay the amount of the deficiency within thirty (30) days of receipt of the Statement or Landlord shall credit the difference, as the case may be; in the case of a credit due, Landlord shall credit against Tenant's next ensuing installment(s) of Monthly Basic Rent an amount equal to the difference until the credit is exhausted. If a credit is due from Landlord on the last day of the Term, Landlord shall credit against any payments due from Tenant under this Lease an amount equal to the credit or, if no payments are due, or may become due from Tenant, Landlord shall pay Tenant the amount of the credit. The obligations of Tenant and Landlord to make payments required under this Paragraph 6 shall survive the termination of this Lease.


                           (iii) If any dispute arises as to the accuracy of
Operating Expenses as set forth in
the Statement, Tenant shall nevertheless make the payment in accordance with any notice given by Landlord, but Tenant shall have the right, after reasonable notice and at reasonable times, to inspect Landlord's accounting records at Landlord's accounting office and, if after such inspection, Tenant still disputes the amount of Operating Expenses owed, Landlord shall immediately refer the matter for prompt certification by third party certified public accountants selected by Landlord and reasonably acceptable to Tenant, who shall be deemed to be acting as experts and not arbitrators, which certification shall be conclusive and binding on both parties. Any adjustment required to any previous payment made by Tenant or Landlord by reason of any such decision shall be made within ten (10) days of such certification. Tenant agrees to pay the cost of such certification unless it is determined that Landlord's original Statement overstated Operating Expenses by more than five percent (5%).


                           (iv) Operating Expenses due from Tenant in any Lease
Year which has less than 365 days
because the Term expires on other than the last day of that Lease Year shall be prorated on a per-day basis.


                           (v) Without limiting the foregoing, including
Landlord's right to adjust the estimate
of Operating Expenses from time to time, should Landlord incur any Capital Costs, Landlord may elect, in Landlord's sole and absolute discretion, to require payment of such Capital Costs within thirty (30) business days following demand therefor together with such supporting documentation as Tenant may reasonably require.


                  (d) Notwithstanding anything to the contrary contained immediately above, as to each specific category of expense which one or more tenants of the Project either pays directly to third parties or actually reimburses Landlord (for example, separately metered utilities, property taxes directly reimbursed to Landlord, etc.) then each such expense which is actually paid or reimbursed shall not be included in "Operating Expenses" for purposes of this Paragraph 6. Tenant's Percentage for each such category of expense shall be adjusted by excluding from the denominator thereof the Rentable Square Feet of all such tenants paying such category of expense directly to third parties or actually reimbursing same directly to Landlord. Moreover, if Tenant directly pays a third party or actually reimburses Landlord for any such category of expense, each such category of expenses which is paid or actually reimbursed by Tenant shall be excluded from the determination of Operating Expenses for Tenant to the extent such expense (after deduction of that portion paid or directly reimbursed by Tenant) was incurred with respect to space in the Project actually leased to other tenants.


         7. SECURITY DEPOSIT. The Security Deposit designated in Subparagraph 1(h) shall be held by Landlord as security for the faithful performance by Tenant of all of Tenant's obligations under this Lease. If Tenant breaches any obligation under this Lease, including, without limitation, under provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of the Security Deposit for the payment of any rent or any other sun in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to help to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of the Security Deposit is so used or applied, Tenant shall, upon demand, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount. Tenant's failure to do so shall be a material breach of this Lease. Upon any increase in Monthly Basic Rent, Tenant shall, upon written notice from Landlord, deposit with Landlord such additional funds to be added to the security deposit in an amount equal to the proportionate increase in Monthly Basic Rent. Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on the Security Deposit. If Tenant shall fully and faithfully perform all of its obligations under this Lease, the Security Deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last permitted assignee of Tenant's interests under s Lease) at the expiration of the Term, provided that Landlord may retain the Security Deposit until such time as any amount due from Tenant in accordance with Paragraph 6 has been determined and paid in full. If Landlord sells its interest in the Premises during the Term and if Landlord deposits with the purchaser of the Premises the then unappropriated portion of the Security Deposit, Landlord shall be discharged from any further liability with respect to the Security Deposit.


         8. USE.


                  (a) Tenant shall use the Premises only for the use set forth in Subparagraph 1(1), and shall not use or permit the Premises to be used for any other purpose without Landlord's prior written consent, which may be withheld in Landlord's sole and absolute discretion. Nothing contained herein shall be deemed to give Tenant any exclusive right to such use in the Building or Project or shall be deemed to be a warranty by Landlord that the Premises are suitable for a particular use. Tenant shall not use or occupy the Premises in violation of any present or future applicable law, and shall, upon written notice from Landlord, discontinue any use of the Premises which is declared by any applicable authority to be a violation of law. Tenant shall comply with any direction of any such governmental authority which shall, by reason of the nature of Tenant's use or occupancy of the


                  Premises, impose any duty upon Tenant or Landlord with respect to the Premises or with respect to the use or occupation thereof. Notwithstanding any circumstantial factors judicially developed as a means of allocating the obligation to make alterations to the Premises in order to comply with present or future laws, it is the intention of the parties that such obligations with respect to the Premises are those of the Tenant and are accordingly reflected in rental payments and other consideration under this Lease. Tenant shall comply with all rules, orders, regulations and requirements of such generally recognized fire rating organization(s) as Landlord may specify from time to time. Tenant shall promptly, upon demand, reimburse Landlord for any additional insurance premium charged by reason of Tenant's failure to comply with the provisions of this Paragraph 8. Tenant shall take all steps required to ensure that neither Tenant nor its contractors or invitees (i) Violate any governmental regulations, ordinances, or laws applicable to the Premises, (ii) do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or Project, or injure or annoy them, (iii) use or allow the Premises to be used for any improper immoral, unlawful or objectionable purpose, or (iv) cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall comply with all present and future covenants conditions and restrictions or other restrictive covenants and obligations, whether or not of record, which affect the use and operation of the Premises, the Building, the Common Areas or the Project, or any portion thereof. Tenant shall not commit or suffer to be committed any waste in or upon the Premises and shall keep the Premises in good order, condition and repair. Tenant shall not place a load upon the Premises exceeding the average pounds of live load per square foot of floor area specified for the Building by Landlord's architect, with partitions to be considered a part of the live load. Landlord reserves the right to prescribe the weight and position of all files, safes and heavy equipment which Tenant desires to place in the Premises so as to properly distribute the weight thereof. Further, Tenant's business machines and mechanical equipment which cause vibration or noise that may be transmitted to the Building structure or to any other space in the Building or Project shall be so installed, maintained and used by Tenant as to eliminate such vibration or noise. Tenant shall be responsible for all structural engineering required to determine structural load in the Premises.


                  (b) Landlord and Tenant acknowledge that the Americans With Disabilities Act of 1990 (42 U.S.C. Section 12101 et seq.) and regulations and guidelines promulgated thereunder, as all of the same may be amended and supplemented from time to time (collectively, "ADA") establish requirements for business operations, accessibility and barrier removal and that such requirements may or may not apply to the Premises, the Building and the Project depending on, among other things: (1) whether Tenant's business is deemed a "public accommodation or "commercial facility", (2) whether such requirements are "readily achievable", and (3) whether a given alteration affects a "primary function area" or triggers "path of travel" requirements. The parties hereby agree that: (a) Landlord shall be responsible for ADA Title III compliance in the Common Areas in connection with any development of the New Building (b) Tenant shall be responsible for ADA Title III compliance in the Premises, including any tenant improvements or other work to be performed in the Premises under or in connection with this Lease, (c) Landlord may perform, or require that Tenant perform, and Tenant shall be responsible for the cost of ADA Title III "path of travel" requirements triggered by Tenant Alterations in the Premises, and (d) Landlord may perform, or require Tenant to perform, and Tenant shall, except as provided in Clause (a), above, be responsible for the cost of ADA Title III compliance in the Common Areas. Tenant shall be solely responsible for requirements under Title I of the ADA relating to Tenant's employees.


         9. NOTICES. Any notice, consent, or approval required or permitted to be given under this Lease must be in writing and may be given by personal delivery or by mail, and shall be deemed sufficiently given when actually received by the intended party, whether personally delivered or mailed by registered or certified mail, if to Tenant at the address designated in Subparagraph l(a) until the commencement of the Term only, and thereafter at the Premises, and if to Landlord at the addresses designated in Subparagraph 1(a). Either party may specify a different address for notice purposes by written notice to the other, except that Landlord may in any event use the Premises as Tenant's address for notice purposes.


         10. BROKERS. Each party warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease. Each party agrees to indemnify and defend the other from any cost, expense or liability for any compensation, fee, commission or charge claimed by any other party claiming by, through or on behalf of the other with respect to this Lease.


         11. HOLDING OVER. Tenant shall vacate the Premises upon the expiration or earlier termination of this Lease. Tenant shall reimburse Landlord for and indemnify Landlord against all damages and liability which Landlord incurs from Tenant's delay in vacating the Premises, including, without limitation, claims by and liability to any succeeding tenant founded on such delay and any attorneys' fees and costs. If Tenant does not vacate the Premises Upon the expiration or earlier termination of the Lease and Landlord thereafter accepts rent from Tenant, Tenant's occupancy of the Premises shall be a "month-to-month" tenancy, subject to all of the terms of this Lease applicable to a month-to-month tenancy, except that the Monthly Basic Rent then in effect shall be increased by fifty percent (50%).


         12. TAXES ON TENANT'S PROPERTY


                  (a) Tenant shall be liable for and shall pay, at least ten
(10) days before delinquency, all taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord, after thirty (30) days prior notice to Tenant, pays the taxes based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof, but only under proper protest if requested by Tenant, Tenant shall, upon demand, repay to Landlord the taxes so levied against Landlord, or the portion of such taxes resulting from such increase in the assessment.


                  (b) If the tenant improvements in the Premises, whether installed by Landlord or Tenant, or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which tenant improvements conforming to Landlord's standards for other space in the Building are assessed, then the real property taxes and assessments levied against the Building by reason of such higher assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of Subparagraph 12(a). If the records of the County Assessor are not available or sufficiently detailed to serve as a basis for determining whether the tenant improvements are subject to a higher valuation than improvements conforming to Landlord's Building standards, the actual cost of construction shall be used.


                  (c) Any assessment, tax, fee, levy or charge allocable to or measured by the area of the Premises or by any payments to be made by Tenant under this Lease, including without limitation, any gross income tax or excise tax levied by any governmental agency or political subdivision thereof with respect to the receipt of rent or other payments under a lease, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof, shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of Subparagraph 12(a).


         13. CONDITIONS OF PREMISES AND PROPERTY. Except as expressly set forth in this Lease, Landlord's lease of the Premises to Tenant shall be on an "AS IS" basis without representations or warranties express or implied, and Tenant's taking of possession of the Premises shall conclusively establish that the Premises and the Building were in satisfactory condition at the time of that possession. Subject to the limitations on Landlord set forth in Section 2, Tenant accepts that from time to time there may be construction and improvement work by Landlord on the Build Area.


         14. ALTERATIONS


                  (a) Tenant shall make no alterations, additions, repairs or improvements to the Premises (collectively, "Alteration(s)") except as expressly permitted by this Paragraph 14. Tenant shall have no right to make any Alterations to the structural portions of the Building which shall include the foundation, floor/ceiling slabs, roof, curtain walls, exterior glass and mullions columns, beams, shafts, stairs, stairwells, escalators, plazas, artwork, sculptures, washrooms, mechanical, electrical and telephone closets and all Common Areas and public areas and the mechanical electrical, life safety, plumbing, sprinkler systems and HVAC systems (collectively, "Building Structure and Systems") Landlord's consent to any other Alteration (i.e., other than to an Alteration to any portion or component of the Building Structure and Systems or that, in Landlord's reasonable judgment, could adversely affect any portion of the Building Structure and Systems) shall not be unreasonably withheld. Notwithstanding the other provisions of this Paragraph 14, Tenant may install nominal office decorations (e.g., paintings) in the Premises without obtaining Landlord's consent.


                  (b) Landlord may condition its consent to any type of Alteration on such requirements as Landlord may deem necessary in its subjective, good faith discretion, including without limitation: (i) the manner in which the work is to be done, (ii) the right of approval over the entity which shall perform or contract to perform the work (which approval may be withheld if, among other things, that entity is not properly licensed under all applicable laws or if Landlord deems the insurance carried by that entity to be inadequate), (iii) the times during which the work is to be accomplished, (iv) the issuance at Tenant's sole cost of a performance or labor and material payment bond ensuring lien-free completion of the proposed Alterations, or (v) delivery to Landlord of preliminary and final sets of plans for the proposed Alterations. Tenant shall give Landlord at least ten (10) business days prior written notice of the expected commencement date of any work related to the Premises. Tenant shall be responsible for obtaining all permits required by law for all work done by Tenant under this Lease and Tenant warrants that such work shall comply with all applicable governmental laws, codes, or ordinances, including without limitation, the ADA. Notwithstanding anything to the contrary contained herein, Tenant may, however, make non-structural installations to the interior of the Premises (excluding the roof), as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during the term of this Lease does not exceed $25,000.


                  (c) Upon the expiration or earlier termination of this Lease,
(1) all or any part of the Alterations to or in connection with the Premises shall, at the option of Landlord, either (a) become the property of Landlord and remain and be Surrendered with the Premises, or (b) be removed from the Premises and the Premises restored to their condition immediately before those Alterations were made, all by and at the expense of Tenant.


                  (d) All articles of personal property and all business and trade fixtures, machinery and equipment, furniture and movable partitions owned by Tenant ("Tenant's Effects") shall be and remain the property of Tenant and may be removed by Tenant at any time during the Term. If Tenant fails to remove all of Tenant's Effects from the Premises upon termination of this Lease, Landlord may, at its option, remove Tenant's Effects and store Tenant's Effects without liability to Tenant for loss of Tenant's Effects. Tenant agrees to pay Landlord upon demand any and all expenses incurred by Landlord in removing Tenant's Effects, including court costs, attorneys' fees and storage charges on Tenant's Effects, for any length of time that Tenant's Effects shall be in Landlord's possession. Landlord may, at its option, without notice, sell Tenant's Effects, or any of the same, at a private sale and without legal process, for such price as Landlord may obtain, and apply the proceeds of such sale to any amounts due under this Lease from Tenant to Landlord and to the expenses incident to the removal and sale of Tenant's Effects. Tenant waives the provisions of California Civil Code sections 1980-1991.



         15. REPAIRS


                  (a) Tenant shall keep, maintain and preserve the Premises in good order, condition and repair, and shall, when and if needed, at Tenant's sole cost and expense, make all repairs to the Premises and every part thereof, including, without limitation, the interior surfaces of the ceilings, walls and floors, all doors, all interior windows, all non-standard plumbing, pipes, electrical wiring, light fixtures and bulbs, switches, furnishings, signs and special items and equipment installed by or at the expense of Tenant. Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof. Tenant and Landlord affirm that Landlord has made no representations to Tenant respecting the condition of the Premises, the Building, the Common Areas, or the Project except as specifically set forth in this Lease.


                  (b) Anything Contained in Paragraph 15(a) to the contrary notwithstanding, Landlord shall repair (including any necessary replacements) and maintain the Common Areas, including the landscaping, parking areas and exterior lighting, and the structural portions of the Building and the Building plumbing, heating, ventilating, air conditioning and electrical systems and the costs of such repairs and maintenance shall be included in Operating Expenses. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for any unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in Paragraph 23, there shall be no abatement of rent to the extent of any insurance proceeds payable to Tenant under insurance policies which Tenant maintains or is required to carry under this Lease and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building, the Premises, the Common Areas, or the Project or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, state or ordinance flow or hereafter in effect. No provisions of this Lease shall be construed as obligating Landlord to perform any repairs, alterations or decorations except as otherwise expressly provided under this Lease.


                  (c) Tenant shall be responsible for the maintenance of all telephone cable, and any fiber optic wiring serving the Premises (collectively the "Building Cable"). Landlord shall not be responsible and shall have no liability for interruption in or failure of telephone or electronic data transmission services. Tenant shall abide by all reasonable written and nondiscriminatory rules and regulations hereafter promulgated by Landlord regarding access to the Building Cable. Tenant shall indemnify, defend and hold Landlord harmless from and against any and all claims, losses, liabilities, costs and expenses, including without limitation, actual attorneys' fees, incurred by Landlord and related to Tenant's access to or work performed in connection with the Building Cable.


                  (d) At Landlord's election as part of Operating Expenses, Landlord may elect from time to time to procure and keep in effect as part of Operating Expenses, the following maintenance and service contacts: (i) landscaping, (ii) heating, ventilation and air conditioning equipment (iii) boiler, fired or unfired pressure vessels, (iv) fire sprinkler and/or standpipe and hose or other automatic fire extinguishing systems including fire alarm and/or smoke detection systems, (v) roof covering and drain maintenance, and
(vi) asphalt and parking lot maintenance.


         16. LIENS. Tenant shall not pet any mechanics', materialmens' or other liens to be filed against any portion of the Building or the Project or against Tenant's leasehold interest in the Premises as a result of work performed by or for Tenant. Landlord shall have the right at all reasonable times to post and keep posted on the Premises any notices which it deems necessary for protection from such liens. If any such liens are filed, Landlord may, without waiving its rights and remedies based on such breach of Tenant and without releasing Tenant from any of its obligations, cause such liens to be released by any means it shall deem proper, including payments in satisfaction of the claim giving rise to such lien. Tenant shall pay to Landlord at Once, upon notice by Landlord, any sum paid by Landlord to remove such liens, together with interest on that sum at
(a) the maximum rate permitted by then-existing usury law, if applicable or (b) the then-existing usury law is not applicable, one and one-half percent (1-1/2%) per month ("Lease Interest Rate") from the date of Landlord's payment.


         17. ENTRY BY LANDLORD. Landlord reserves and shall at all reasonable times have the right to enter the Premises to inspect the same, to supply janitor service and any other service to be provided by Landlord to Tenant under this Lease, to show the Premises to prospective Purchasers or tenants, to post notices of non-responsibility to improve or repair the Premises or any other portion of the Building, without any such act being deemed an eviction of Tenant and without abatement of rent. Landlord shall have the right, but not the obligation, to enter on the Premises and into the Building for the purpose of performing any obligation on Tenant's part to be performed following a Tenant default pursuant to Paragraph 25, below, and Tenant shall pay all costs incurred by Landlord at the Lease Interest Rate. Landlord may, order to carry out all such purposes, erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed. Subject to the limitations set forth in Section 2, Tenant waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss in, upon and about the Premises resulting from any entry permitted under this paragraph. Landlord shall at all times have and retain a key with which to unlock all doors in the Premises, excluding Tenant's vaults and safes. Landlord shall have the right to use any and all means which Landlord may deem proper to open any door in an emergency in order to obtain entry to or within the Premises. Any entry to the Premises obtained by Landlord by any means shall not be deemed to be a forcible or unlawful entry into the Premises or an eviction of Tenant from the Premises or any portion thereof; and any damages caused on account thereof shall be paid by Tenant if that entry was caused by the acts or omissions of Tenant, its agents or contractors.


         18. UTILITIES AND SERVICES. Tenant represents that it is familiar with the standards for all utilities servicing the Premises, including, without limitation, the capacity of the feeders to the Building and the risers and wiring installations. Tenant shall contract directly with all utility companies and similar providers for utilities and services to the Premises and pay directly for all such services (which shall include, without limitation, all water, sewer, electrical, cable and other electronic data transmission services), and Landlord shall have no obligation to provide any such services. Notwithstanding the foregoing, any installation of utility lines, including, without limitation, Building Cable whether or not through any existing conduits or risers, and any trenching over the Premises to install wiring or cable, whether or not over existing utility easements, shall be considered an alteration to the Building Structure and Systems. Unless directly caused by the gross active negligence or the intentional misconduct of Landlord, the interruption of any utilities or services to the Building shall not result in any liability of Landlord, Tenant shall not be entitled to any abatement or reduction of rent by reason of such failure (whether such failure affects HVAC services or otherwise), no eviction of Tenant shall result from such failure, and Tenant shall not be relieved from the performance of any covenant or agreement in this Lease because of such failure. Any such interruption shall include, without limitation, failure of services caused by (i) accident, breakage or repairs; (ii) strikes, lockouts or other labor disturbance or labor dispute of any character; (iii) governmental regulation moratorium or other action; (iv) inability despite the exercise of reasonable diligence to obtain electricity, water or fuel; or (v) any other cause beyond Landlord's reasonable control. Landlord shall, at Tenant's expense, take all reasonable actions as Tenant may reasonably request to restore or cause the restoration of services which have been interrupted


         19. BANKRUPTCY. If Tenant shall file a petition in bankruptcy under any provision of the Bankruptcy Code as then in effect, or if Tenant shall be adjudicated a bankrupt in involuntary bankruptcy proceedings and such adjudication shall not have been vacated within sixty (60) days from the date thereof; or if a receiver or trustee of Tenant's property shall be appointed and the order appointing such receiver or trustee shall not be set aside or vacated within sixty (60) days after the entry thereof, or if Tenant shall assign Tenant's estate or effects for the benefit of creditors (collectively, "Acts of Insolvency"), or if this Lease shall, by operation of law or otherwise, pass to any person or persons other than Tenant, then in any such event Landlord may terminate this Lease, if Landlord so elects, with or without notice of such election and with or without entry or action by Landlord. In such case, notwithstanding any other provisions of this Lease, Landlord, in addition to any and all rights and remedies allowed by law or equity, shall, upon such termination, be entitled to recover damages in the amount provided in Subparagraph 25(b), and neither Tenant nor any person claiming through or under Tenant or by virtue of any statute or order of any court shall be entitled to possession of the Premises but shall immediately surrender the Premises to Landlord. Nothing contained herein shall limit or prejudice the right of Landlord to recover, by reason of any such termination, damages equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such damages are greater, equal to or less than the amount of damages otherwise recoverable under the provisions of this Paragraph 19.


         20. INDEMNIFICATION AND EXCULPATION OF LANDLORD


                  (a) Tenant shall indemnify, defend and hold Landlord and its officers, directors, shareholders, agents, employees and contractors (the "Landlord Parties" or, individually a "Landlord Party") harmless from all damages, costs and expenses (including attorneys' fees), judgments, loss, damage, injury, liability, claims and losses (collectively, "Claims") arising from Tenant's use of the Premises or the conduct of its business or from any activity, work or thing done, permitted or suffered by Tenant in or about the Premises, the Building, the Common Areas, any portion thereof, or any other part of the Project except to the extent that such Claims arise out of the Landlord's negligence. Tenant shall further indemnify, defend and hold the Landlord Parties harmless from all Claims arising from any breach or default in the performance of any obligation to be performed by Tenant under this Lease, or arising from any act, neglect, fault or omission of Tenant or of its agents, employees or contractors, and from and against all Claims incurred in, or arising out of, such claim or any action or proceeding brought thereon except to the extent of Landlord's negligence. In case any action or proceeding shall be brought against the Landlord Parties or any of them by reason of any such Claim, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel approved in writing by Landlord. Except as is otherwise provided in Section 2, Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises from any cause whatsoever except that which is caused by the gross active negligence or willful conduct of the Landlord Parties or any of them or Landlord's breach of this Lease. Except as is otherwise provided in Section 2, Tenant hereby waives all its Claims in respect thereof against Landlord.


                  (b) Except as is otherwise provided in Section 2, Landlord shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Tenant, Tenant's employees contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said injury or damage results from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant of Landlord. Notwithstanding Landlord's negligence or breach of this Lease, except as otherwise provided in Section 2, Landlord shall not be liable for injury to Tenant's business or for any loss of income or profit therefrom.


         21. DAMAGE TO TENANT'S PROPERTY. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects in the Premises or the Building or in any fixtures or equipment.


         22. TENANT'S INSURANCE


                  (a) Tenant shall, during the Term and any other period of occupancy, at its sole cost and expense, keep in full force the following insurance:


                           (i) Standard form property insurance insuring against
all-risk perils ("All-Risk") and
sprinkler leakage. This insurance policy shall be upon all property owned by Tenant, for which Tenant is legally liable or that was installed at Tenant's expense, and which is located in the Building including, without limitation, furniture, fittings, installations, fixtures (other than tenant improvements installed by Landlord) and any other personal property, in an amount not less than the full replacement cost thereof. If there is a dispute as to the amount which comprises full replacement cost, the decision of Landlord or any mortgagees of Landlord shall be conclusive.


                           (ii) Commercial General Liability Insurance insuring
Tenant against any liability
arising out of the lease, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in the amount of $1,000,000 Combined Single Limit for injury to, or death of one or more persons in an occurrence, and for damage to tangible property in an occurrence. The policy shall insure the hazards of the Premises and Tenant's operations thereon, independent contractors, and contractual liability (covering the indemnity contained in Paragraph 20), and shall (1) name Landlord and Landlord's lender(s) and mortgagee(s) as additional insureds, (2) contain a cross-liability provision, and (3) contain a provision that the insurance provided Landlord under this Subparagraph 22(a)(ii) shall be primary and non-contributing with any other insurance available to Landlord.


                           (iii) Workers' Compensation and Employer's Liability
insurance as required by state
law.


                           (iv) Business interruption insurance coverage for all
Basic Monthly Rent and Operating
Expenses for a period of at least twelve (12) months.


                  (b) All policies to be procured by Tenant shall be written in a form satisfactory to Landlord and shall be maintained with insurance companies holding a General Policyholders Rating of "B+, V", as set forth in the most current issue of Best's Insurance Guide or such other rating as may be required by a lender having a lien on the Project. Within ten (10) days after the execution of this Lease and before occupying the Premises, Tenant shall deliver to Landlord copies of certificates evidencing the existence of the amounts and forms of coverage satisfactory to Landlord. No such policy shall be cancelable or reducible in coverage without at least thirty (30) days prior written notice to Landlord. Tenant shall, at least ten (10) days before the expiration of such policies, furnish Landlord with renewals or "binders" thereof; or Landlord may order such insurance and charge the cost thereof to Tenant as additional rent. If Landlord obtains any insurance that is the responsibility of Tenant under this Paragraph 22, Landlord shall deliver to Tenant a written statement setting forth the cost of any such insurance and showing in reasonable detail the manner in which it has been computed, and Tenant shall reimburse Landlord such amount at the Lease Interest Rate until paid.


                  (c) During the Term, Landlord shall insure the Project (excluding any property which Tenant is obligated to insure under Subparagraph 22(a)) against damage with All-Risk insurance in an amount equal to the full replacement cost of the Project. Landlord shall also maintain the insurance described in Section 22(a)(ii) above, in addition to, and not in lieu of, the insurance required to be maintained by Tenant. Tenant acknowledges that Tenant's insurance shall in any event provide primary coverage and that it has no right to receive any proceeds from any insurance policies carried by Landlord.


                  (d) Tenant will not keep, use, sell or offer for sale in or upon the Premises any article which may be prohibited by any insurance policy periodically in force covering the Building. If Tenant's use of the Premises, whether or not Landlord has consented to the same, results in any increase in premiums for the insurance periodically carried by Landlord with respect to the Building, Tenant shall pay any such increase in premiums as additional rent within ten (10) days after being billed therefor by Landlord. In determining whether increased premiums are a result of Tenant's use of the Premises, a schedule issued by the organization computing the insurance rate on the Building or the Tenant Improvements showing the various components of such rate shall be conclusive evidence of the several items and charges which make up such rate. Tenant shall promptly comply with all reasonable requirements of the insurance authority or any present or future insurer relating to the Premises.


                  (e) If any of Landlord's insurance policies shall be canceled or cancellation shall be threatened or the premium or coverage thereunder changed or threatened to be changed in any way because of the use of the Premises or any part thereof by Tenant or any assignee or subtenant of Tenant or by anyone Tenant permits on the Premises and, if Tenant fails to remedy the condition giving rise to such threatened or actual cancellation, or threatened or actual change in coverage or premiums, then, (a) within forty-eight (48) hours after notice thereof, Landlord may, at its option, enter upon the Premises and attempt to remedy such condition, and Tenant shall promptly pay the cost thereof to Landlord as additional rent and (b) within ten (10) business days after notice thereof, Landlord may, at its option, terminate this Lease. Landlord shall not be liable for any damage or injury caused to any property of Tenant or of others located on the Premises resulting from such entry. If Landlord is unable or elects not to remedy such condition, then Landlord shall have all of the remedies for a Tenant default provided for in this Lease.


                  (f) All policies of insurance required hereunder shall include a clause or endorsement denying the insurer any rights of subrogation against the other party to the extent rights have been waived by the insured before the occurrence of injury or loss. Landlord and Tenant Waive any rights of recovery against the other for injury or loss due to hazards covered by policies of insurance containing such a waiver of subrogation clause or endorsement to the extent of the injury or loss covered thereby.


         23. DAMAGE OR DESTRUCTION


                  (a) Definitions


                           (i) "Project Partial Damage" shall mean damage or
destruction to the improvements on
the Project, the repair cost of which damage or destruction is less than 50% of the then Replacement Cost of the Project immediately prior to such damage or destruction.


                           (ii) "Project Total Destruction" shall mean damage or
destruction to the Project, the
repair cost of which damage or destruction is 50% or more of the then Replacement Cost of the Project immediately prior to such damage or destruction.


                           (iii) "Insured Loss" shall mean damage or destruction
to improvements on the Premises
which was caused by an event required to be covered by the insurance described in Paragraph 22, irrespective of any deductible amounts or coverage limits involved.


                           (iv) `Replacement Cost" shall mean the cost to repair
or rebuild the improvements
owned by Landlord and stated at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.


                  (b) Partial Damage -- Insured Loss. If a Project Partial Damage that is an Insured Loss occurs, then Landlord shall, at Landlord's expense, repair such damage (but not Tenant's trade fixtures) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Tenant shall, at Tenant's election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Landlord shall make the insurance proceeds available to Tenant on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the "Insuring Party" which for purposes of this Lease shall be deemed to be Landlord shall promptly contribute the shortage in proceeds as and when required to complete said repairs. In the event, however, the shortage in proceeds was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Landlord shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Tenant provides Landlord with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Landlord receives said funds or adequate assurance thereof within said ten (10) day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Landlord does not receive such funds or assurance within said period, Landlord may nevertheless elect by written notice to Tenant within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Landlord paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If in such case Landlord does not so elect, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Tenant shall in no event have any right to reimbursement from Landlord for any funds contributed by Tenant to repair any such damage or destruction. Project Partial Damage due to flood or earthquake shall be subject to the following paragraph rather than this paragraph, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either party.


                  (c) Partial -- Uninsured Loss. If a Project Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Tenant (in which event Tenant shall make the repairs at Tenant's expense and this Lease shall continue in full force and effect), Landlord may at Landlord's option, either, (i) repair such damage as soon as reasonably possible at Landlord's expense, in which event this Lease shall continue in full force and effect, or (ii) provided that Landlord terminates all other similarly situated leases, give written notice to Tenant within thirty (30) days after receipt by Landlord of knowledge of the occurrence of such damage of Landlord's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Landlord elects to give such notice of Landlord's intention to terminate this Lease, Tenant shall have the right within the (10) days after the receipt of such notice to give written notice to Landlord of Tenant's commitment to pay for the repair of such damage totally at Tenant's expense and without reimbursement from Landlord. Tenant shall provide Landlord with the required funds or satisfactory assurance thereof within thirty (30) days following Tenant's said commitment. In such event, this Lease shall continue in full force and effect, and Landlord shall proceed to make such repairs as soon as reasonably possible and the required funds are available. If Tenant does not give such notice and provide the funds or assurance thereof within the times specified above this Lease shall terminate as of the date Specified in Landlord's notice of termination.

(d) Total Destruction. Notwithstanding any other Provision hereof, if a Project Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate as of such Project Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Tenant. In the event, however, that the damage or destruction was caused by Tenant, Landlord shall have the tight to recover damages from Tenant except as otherwise released and waived herein.



(e) Damage Near End of Term. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one
(I) month's Monthly Basic Rent, whether or not an Insured Loss, Landlord may, at Landlord's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Tenant of Landlord's election to do so within thirty (30) days after the date of occurrence of such damage; provided, however, that if Tenant at that time has an exercisable option to extend this Lease or to purchase the Premises then Tenant may preserve this Lease by, within twenty (20) days following the occurrence of the damage, or before the expiration of the time provided in such option for its exercise, whichever is earlier ("Exercise Period") (i) exercising such option and (ii) providing Landlord with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs. If Tenant duly exercises such option during said Exercise period and provides Landlord with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Landlord shall, at Landlord's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Tenant fails to exercise such option and provide such funds or assurance during said Exercise Period, then Landlord may at Landlord's Option terminate this Lease as of the expiration of said sixty (60) day period following the occurrence of such damage by giving written notice to Tenant of Landlord's election to do so within ten (10) days after the expiration of the Exercise Period, notwithstanding any term of provision in the grant of option to the contrary.



24. EMINENT DOMAIN. If the Project or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the Land not occupied by any building, is taken by condemnation, Tenant may, at Tenant's option, to be exercised in writing within ten (10) days after Landlord shall have given Tenant written notice of such taking (or in the absence of such notice, with ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Tenant does not terminate this Lease in accordance with the foregoing, this Lease shall remain in fill force and effect as to the portion of the Premises remaining, except that the Monthly Basic Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the building located on the Premises. No reduction of Monthly Basic Rent shall occur if the only portion of the Premises taken is land on which there is no building. Any award for the taking of all or any part of the Project under the Power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Landlord, whether such award shall be made as compensation for diminution in value of the leaseholder for the taking of the fee, or as severance damages; provided, however, that Tenant shall be entitled to any compensation separately awarded to Tenant for Tenant's relocation expenses and/or loss of Tenant's trade fixtures. In the event that this Lease is not terminated by reason of such condemnation, Landlord shall to the extent of severance damages received, over and above the legal and other expenses incurred by Landlord in the Condemnation matter, repair any damage to the Project caused by such condemnation, except to the extent that Tenant has been reimbursed therefore by the condemning authority.



25.DEFAULTS AND REMEDIES



(a) The occurrence of any one or more of the following events shall constitute a default hereunder by Tenant:


 (I) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises.



(ii) The failure by Tenant to make any payment of rent or additional rent or any other payment required to be made by Tenant under this Lease, as and when due, provided that Tenant may cure such default by making such payment to Landlord within three (3) days after written notice thereof from Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under Code of Civil Procedure Section 1161 regarding unlawful detainer actions.



(iii) The failure by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in Subparagraphs 25(a)(i) or (II), provided that Tenant may cure such default by curing such failure within thirty (30) days after written notice thereof from Landlord to Tenant. Any such notice shall be in lieu of, and not in addition to, any notice required under Code of Civil Procedure
Section 1161 regarding unlawful detainer actions. If the nature of Tenant's default is such that it is reasonably capable of being cured but more than thirty (30) days are required for its cure, then Tenant shall be deemed to have cured such default if Tenant shall commence such cure within the thirty (30) day period and thereafter diligently prosecutes such cure to completion.



(iv) (1) Acts of Insolvency; or (2) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, provided that such default shall be deemed to be cured where such seizure is discharged within thirty (30) days.



(v) The death, incapacity or Act of Insolvency of any guarantor or the termination, cancellation or anticipatory breach or repudiation in whole or in part of any guaranty.



(vi) The discovery by Landlord that any financial statement given to Landlord by Tenant, or its successor in interest, or by any Transferee (defined below) or sublessee pursuant to a Transfer or sublease, or by any guarantor, is materially false.



(vii) Any breach or repudiation by any guarantor of the provisions of, or obligations of such Guarantor under, any guaranty of this Lease.



(b) If any such default by Tenant occurs,, in addition to any other remedies now or later available to Landlord at law or in equity, Landlord can terminate Tenant's right to Possession of the Premises and terminate this Lease and all rights of Tenant under this Lease. No act by landlord other than giving notice thereof to Tenant shall terminate this Lease. Upon termination, Landlord may recover from Tenant:

(i) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus



(ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided, plus



(iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus



(iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom



As used in Subparagraphs 25(b)(i) and (ii), the "WORTH AT THE TIME OF AWARD" is computed by allowing interest at the Lease Interest Rate. As used in Subparagraph 25(b)(iii), the "WORTH AT THE TIME OF AWARD" is Computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).
 (c) If any such default by Tenant occurs, Landlord may utilize the remedy described in California Civil Code Section 1951.4 (which says landlord may continue the lease in effect after a tenant's breach and abandonment and recover rent as it becomes due, if tenant has the right to sublet or assign subject to reasonable limitations).


(d) If an abandonment of the Premises by Tenant occurs or if Landlord elects to reenter as provided above or shall take possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease as provided above, Landlord may from time to time, without terminating this Lease, either recover all rent as it becomes due or relet the Premises or any part thereof for the Term on terms and conditions as Landlord in its sole discretion may deem advisable with the right to make alterations and repairs to the Premises.


If Landlord elects to relet, then rentals received by Landlord from that reletting shall be applied: first, to the payment of any indebtedness other than rent due under this Lease from Tenant to Landlord; second, to the payment of any cost of such reletting; third, to the payment of the cost of any alterations and repairs to the Premises; fourth, to the payment of rent due and unpaid under this Lease; and the residue, if any, shall be held by Landlord and applied to payment of future rent as the same may become due and payable under this Lease. Should that portion of such rentals received from such reletting during any month, which is applied to the payment rent under this Lease, be less than the rent payable during that month by Tenant under this Lease, then Tenant shall pay such deficiency to Landlord immediately upon demand therefor by Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as ascertained, any costs and expenses incurred by Landlord in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting.



(e) All rights, options and remedies of Landlord contained in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law, whether or not stated in this Lease. Without limitation, Tenant acknowledges that Tenants failure to timely comply with the requirements of Paragraphs 27, 28, 49, 50 and 55 may result in a lender refusing to loan Landlord funds or a buyer refusing to purchase the Building on favorable terms (or at all), causing Landlord substantial monetary damages. No waiver of any default of Tenant under this Lease shall be implied from any acceptance by Landlord of any rent or other payments due under this Lease (whether that acceptance occurs before or after (i) a default has occurred or (ii) a three-day or other notice of default has been given) or from any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect defaults other than as specified in the waiver. The consent or approval of Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar acts by Tenant.

(f) Landlord shall be in default in the performance of any obligation required to be performed by Landlord under the Lease if Landlord has failed to perform such obligation within thirty (30) days after actual receipt of written notice from Tenant specifying in detail Landlord's failure to perform; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for Landlord's performance, Landlord shall not be deemed in default if Landlord commences such Performance within such thirty (30) day period and thereafter diligently pursues the same to completion. Upon any such default by Landlord, Tenant may exercise any of its rights provided at law for a default by a landlord under a commercial lease.



(g) Landlord and Tenant waive all rights to a jury trial and agree that any action or proceeding arising out of this Lease shall be heard by a court sitting without a jury.



LANDLORD AND TENANT EACH ACKNOWLEDGES THAT IT HAS HAD THE ADVICE OF COUNSEL OF ITS CHOICE WITH RESPECT TO ITS RIGHTS TO TRIAL BY JURY UNDER THE CONSTITUTIONS OF THE UNITED STATES AND THE STATE OF CALIFORNIA. EACH PARTY EXPRESSLY AND KNOWINGLY WAIVES AND RELEASES ALL SUCH RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST THE OTHER ON ANY MATTERS ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, TENANT'S USE OR OCCUPANCY OF THE PREMISES, OR ANY CLAIM FOR INJURY OR DAMAGE.

26.      ASSIGNMENT AND SUBLETTING.


(a) Tenant shall not assign, encumber, or otherwise transfer (collectively, "TRANSFER") all or any part of its interest in this Lease or in the Premises or sublease all or any part of the Premises, or allow any other person or entity to occupy or use all or any part of the Premises, without obtaining Landlord's prior written consent which consent shall not be unreasonably withheld or delayed. Any Transfer or sublease without Landlord's prior written consent shall be voidable at Landlord's election and shall constitute a default.

(b) If Tenant is a partnership or a limited liability company, a withdrawal or change, in one or more transactions, of partners or members owning in the aggregate a fifty percent (50%) or more interest in the profits of the partnership or limited liability company, or any transaction or event which results in a change in control of the partnership or limited liability company, or if Tenant is a corporation, any change or transfer in the aggregate of fifty percent (50%) or more of its voting stock or beneficial interest, whether in one or more transactions, shall constitute a Transfer and shall be subject to these provisions. If Tenant is a corporation, partnership, or limited liability company a sale, encumbrance or other transfer of fifty percent (50%) or more of its assets in the aggregate, in one or more transactions, shall also be a Transfer under this Lease and in addition shall be void as to Landlord without Landlord's prior written consent. No consent to a Transfer or sublease shall constitute a future waiver of the provisions of this Paragraph 26.


      (c) Tenant shall notify Landlord in writing of Tenant's intent to Transfer or sublease all or part of this Lease or the Premises, the name of the proposed assignee or sublessee, information concerning the financial responsibility of the proposed assignee or sublessee and all the terms of the proposed Transfer or subletting; within thirty (30) days after receipt of all such information and all additional information requested by Landlord concerning the proposed Transfer or sublease, Landlord shall elect by notice to Tenant ("Landlord's Election") to do one of the following: (a) consent to such proposed Transfer or sublease; or (b) refuse such consent, which refusal shall be on reasonable grounds; .or, (c) effective within sixty (60) days after the date Landlord gives its notice, terminate this Lease, or in the case of a partial sublease, terminate this Lease as to the portion of the Premises proposed to be sublet. However, if within thirty
     (30) days after Landlord gives Landlord's Election of the alternative in clause "(C)" Landlord receives written notice from Tenant that Tenant has rescinded its proposed Transfer or sublease, this Lease shall continue in effect.
     As conditions to granting its consent to any Transfer or sublease, Landlord may require:



     (i) delivery to and approval by Landlord of a true copy of the fully executed instrument of Transfer or sublease, and the delivery to Landlord of an agreement executed by the transferee or sublessee in form and substance satisfactory to Landlord and expressly enforceable by Landlord, whereby the transferee or sublessee assumes and agrees to be bound by all of the terms and provisions of this Lease and to perform all of the obligations of Tenant under this Lease;


     (ii) that any sublease provide that it is subject and subordinate to this Lease and to all mortgages, that Landlord may enforce the provisions of the sublease, including collection of rent, and that in the event of termination of this Lease for any reason, including without limitation a voluntary surrender by Tenant, or in the event of any reentry or repossession of the Premises by Landlord, Landlord may, at its option, either (x) terminate the sublease or (y) take over all of the right, title and interest of Tenant, as sublessor, under such sublease, in which latter case such sublessee shall attorn to Landlord, but that nevertheless Landlord shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior defaults or breaches of such sublessor under such sublease


(d) Landlord shall have the right to approve or disapprove any proposed assignee or subtenant. In exercising such right of approval or disapproval, Landlord shall be entitled to take into account any fact or factor which Landlord reasonably deems relevant to such decision, including but not necessarily limited to the following, all of which are agreed to be reasonable factors for Landlord's consideration:

(c) The financial strength of the proposed assignee or subtenant, including the adequacy of its working capital to pay all expenses anticipated in connection with any proposed remodeling of the Premises.

(d) (ii) The proposed use of the Premises by such proposed assignee or subtenant and the compatibility of such proposed use within the quality and nature of the other uses in the Project.

(e) (iii) Any violation which the proposed use by such proposed assignee or subtenant would cause of any other rights granted by Landlord to other tenants of the Project.


(f) (iv) Any adverse impact of the proposed use of the Premises by such proposed assignee or subtenant upon the parking or other services provided for Project tenants generally.

(g) (v) Whether there then exists any default by Tenant pursuant to this Lease or any non-payment or non-perfonce by Tenant under this Lease which, with the passage of tine or the giving of notice, would constitute a default under this Lease.

(h) (vi) The business reputation, character, history and nature of the business of the proposed assignee or subtenant. (vii) Whether the proposed assignee or subtenant is a tenant or existing subtenant, or is an affiliate of or associated with any tenant or existing subtenant of the Project or is a person with whom Landlord has negotiated for space in the Project during the twelve (12) month period ending with the date Landlord receives notice of such proposed assignment or subletting.

(i) (viii) Whether the proposed assignee or subtenant is a governmental entity or agency.

(j) Tenant's remedy for any breach of this Section shall be limited to compensatory damages and injunctive relief. Landlord and Tenant acow1edge that the express standards and provisions set forth in this Lease dealing with assignment and subletting, including those set forth in this Subparagraph (d), have been freely negotiated and are reasonable at the date hereof taking into account Tenant's proposed use of the Premises and the nature and quality of the Building and Project.

         (e) Whether or not Landlord shall consent to a Transfer or sublease under the provisions of this Paragraph 26, (i) Tenant shall pay Landlord's Processing fees and attorneys' fees incurred in determining whether or not to so consent, and (ii) Tenant shall not be relieved of any responsibility under this Lease without Landlord's express written release, which Landlord may grant or withhold in its sole, subjective discretion. If Land1ord shall consent to any Transfer, Tenant shall pay to Landlord, as additional rent, one hundred percent (100%) of all net sums or other consideration payable to and for the benefit of Tenant by the transferee in consideration of the right to be the tenant, assignee or sublessee of the Premises, as and when such sums and other consideration are due and payable to or for the benefit of Tenant (or, if Landlord so requires, and without any release of Tenant's liability for the same, Tenant shall instruct the transferee to pay such sums and other consideration directly to Landlord). If in connection with any proposed sublease Tenant receives net sums or other consideration, either initially or over the term of the sublease, in excess of the rent called for under this Lease or, in case of the sublease of a portion of the Premises, in excess of such rent fairly allocable to such portion, after appropriate adjustments to assure that all other payments called for under this Lease are taken into account, Tenant shall pay to Landlord as additional rent one hundred percent (100%) of the net sums or other consideration received by Tenant promptly after its receipt. As used in this paragraph, "NET SUMS OR OTHER CONSIDERATION" shall include without limitation the then fair value of any non-cash consideration and shall be calculated after first deducting reasonable costs incurred by Tenant in connection with the Transfer or sublease, including without limitation commissions payable to a broker not affiliated with Tenant, space modification costs in connection with the Transfer or sublease, reasonable legal costs, free rent concessions to the transferee or sublessee, and lease take-over costs. Landjord's waiver of or consent to any Transfer or subletting shall not relieve Tenant or any transferee or sublessee from any obligation under this Lease whether or not accrued.


         27. SUBORDINATION. Unless Landlord or any beneficiary or mortgagee with a lien on the Building or any ground lessor with respect to the Building elects otherwise as provided below in this Paragraph 27, this Lease shall be subject and subordinate at all times to the following without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination:.


(a) the lien and provisions of any mortgage, deed of trust, or declaration of covenants, conditions and restrictions which may now exist or hereafter be executed by which the Building, Project, any ground lease, or Landlord's interest or estate in any of those items, is encumbered; and

(b) all ground leases which may now exist or hereafter be executed affecting the Building. Landlord, any such beneficiary or mortgagee, or any such ground lessor, shall at any time have the right to elect to subordinate or cause to be subordinated to this Lease any such liens and provisions or ground lease. Any election under this Paragraph 27 may be made by giving notice thereof to Tenant at least sixty (60) days before the election is to become effective. If any ground lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, at the election of any successor-in-interest to Landlord and regardless of any subordination, attorn to and become the Tenant of the successor-in-interest to Landlord. Tenant waives any tight to declare this Lease terminated or otherwise ineffectual because of any such foreclosure, conveyance or ground lease termination. Tenant shall execute and deliver, upon demand by Landlord and in the form and content requested by Landlord, any additional documents evidencing the priority or subordination of this Lease and Tenant's obligation to attorn to and become the Tenant of any successor-in-interest to Landlord as provided for under this Paragraph
          27. Tenant's failure to sign and return any such documents within ten
          (10) days of request shall constitute a material default by Tenant under this Lease and Landlord may, at Landlord's option, terminate the Lease provided written notice of such termination (which shall be in lieu of and not in addition to the notice and cure period otherwise provided for under Subparagraph 25(a)(iii) is received by Tenant prior to Landlord's receipt of such documents

(c) Landlord represent and warrants to Tenant that as of the date first set forth above there are no mortgages or deeds of trust encumbering the Porject except for a loan and deed of trust currently held by California National Bank ("CNB"). Notwithstanding anything to the contrary contained in this Lease, this Lease shall not be subordinate to any monetary encumbrance recorded after the date of this Lease unless Landlord shall have provided Tenant with a non-disturbance agreement in favor of Tenant from the holder of any such encumbrance hereafter placed upon the Land. Any such non-disturbance agreement shall be in form reasonably acceptable to Tenant and the holder of such encumbrance and shall be signed by Landlord, Tenant and the holder of such encumbrance. Landlord shall use all commercially reasonable efforts (without any obligation to incur costs in excess of One Thousand Dollars ($1,000) or initiate or pursue any legal action) to obtain, within forty-five (45) days after the parties' execution of this Lease, a commercially reasonable non-disturbance agreement from CNB for Tenant's benefit .

(d)           ESTOPPEL CERTIFICATE.

              (a) Within ten (10) days following any written request which Landlord or Tenant may make from time to time, the other party shall execute and deliver to the other party an "Estoppel Certificate", in a form substantially similar to the form of attached Exhibit C or in any other form reasonably required by such party. Landlord and Tenant intend that any statement delivered pursuant to this Paragraph 28 may be relied upon by any mortgagee, beneficiary, purchaser, third party or prospective purchaser of the Building or any interest therein. If Tenant fails to provide the estoppel certificate within ten (10) days after receipt of a second notice from Landlord requesting the estoppel certificate, Landlord's second notice shall be in lieu of and not in addition to the notice and cure period otherwise provided for under Subparagraph 25(a)(III). Tenant's failure to comply with its obligations (100043966)


-fl


         under this Paragraph 28(a) within ten (10) days after receipt of Landlord's second notice shall constitute a material default by Tenant under this Lease.



         (b) A party's failure to deliver such Estoppel Certificate within such time shall be conclusive upon such party (i) that this Lease is in full force, without modification except as may be represented by the other party, (ii) that there are no uncured defaults in the requesting party's performance, and (iii) that not more than one (I) month's rental has been paid in advance.


29.      HAZARDOUS MATERIALS.

30. (a) As used in this Lease, the following words or phrases shall have the following meanings:


31.

          (i) "Agents" means Tenant's partners, officers, directors, shareholders, employees, agents, contractors and any other third parties entering upon the Project at the request or invitation of Tenant.

          (ii) "Claims" means claims, liabilities, losses, actions, environmental suits, causes of action, legal or administrative proceedings damages, fines, penalties, loss of rents, liens, judgments, costs and expenses (including, without limitation, attorneys' fees and costs of defense, and consultants', engineers' and other professionals' fees and costs)

          (III) "Hazardous" means: (a) hazardous; (b) toxic; (c) reactive; (d) corrosive. (e) ignitable; (f) carcinogenic; (g) reproductive toxic; (h) any other attribute of a Substance now or IN the future referred to in, or regulated by, any Hazardous Materials Laws; and (i) potentially injurious to health, safety or welfare, the environment, the Premises, the Building, the Project, or any portion thereof.

          (iv) "Hazardous Materials" means any: (a) Substance which is Hazardous regardless of whether that Substance is Hazardous by itself or in combination with any other Substance; (b) Substance which is regulated by any Hazardous Material Laws; (c) asbestos and asbestos-containing materials; (d) urea formaldehyde; (e) radioactive substance; (f) flammable explosives; (g) petroleum, including crude oil or any fraction thereof; (h) polychlorinated biphenyls; and (i) "hazardous substances," "hazardous substances," "hazardous materials" or "hazardous wastes" under any Hazardous Materials Laws.

          (v) "Hazardous Materials Laws" means: (a) any existing or future federal, state or local law, ordinance, regulation or code which protects hea1th, safety or welfare, or the environment; (b) any existing or future administrative or legal decision interpreting any such law, ordinance, regulation or code; and (c) any common law theory which may result in Claims against Landlord, the Premises or any portion thereof.


          (vi) "Permits" means any permit, authorization, license or approval required by any applicable governmental agency.


          (VII) "PREMISES" for purposes of this Paragraph 29 only, shall mean the Premises, the air about the Premises and the soil, surface water and ground water under the surface of the Project




          (viii) "SUBSTANCE" means any substance, material, product, chemical, waste, contaminant or pollutant.


          (ix) "USE" means use, generate, manufacture, produce, store, release or discharge.


         (b) (i) Without limiting the generality of Paragraph 8 of this Lease, and except as provided in Paragraphs 29(b)(ii) and 29(b)(iii), Tenant covenants and agrees that Tenant and its Agents shall not bring into, maintain upon, engage in any activity involving the Use of, or Use in or about the Project, or transport to or from the Project, any Hazardous Materials. Notwithstanding the provisions of Paragraphs 29(b)(ii) or 29(b)(iii), in no event shall Tenant or its Agents release or dispose of any Hazardous Materials in, on, under or about the Project.



         (II) Notwithstanding the provisions of Paragraph 29(b)(i), if Tenant or its Agents proposes to Use any Hazardous Materials, or to install or operate any equipment which will or may Use Hazardous Materials ("Equipment"), then Tenant shall first obtain Landlord's prior written consent, which consent may be given or withheld by Landlord in its subjective, good faith judgment, within thirty
(30) days of Landlord's receipt of the last of documents or information requested by Landlord as set forth in this Paragraph. Tenant's failure to receive Landlord's consent within such thirty (30) day period shall be conclusively deemed Landlord's withholding of consent. Tenant's request for Landlord's consent shall include the following documents or information. (a) a Hazardous Materials list pursuant to Paragraph 29(c) regarding the Hazardous Materials Tenant proposes to Use or Equipment Tenant proposes to install and operate; (b) reasonably satisfactory evidence that Tenant has obtained all necessary Permits to Use those Hazardous Materials or to install and operate the proposed Equipment; (c) reasonably satisfactory evidence that Tenant's Use of the Hazardous Materials or installation and operation of the Equipment shall comply with all applicable Hazardous Materials Laws, Tenant's permitted use under this Lease and all restrictive covenants encumbering the Project; (d) reasonably satisfactory evidence of Tenant's financial capability and responsibility for potential Claims associated with the Use of the Hazardous Materials or installation and operation of the Equipment; and (e) such other documents or information as Landlord may reasonably request. Landlord may, at its option, condition its consent upon any terms that Landlord, in its subjective, good faith judgment, deems necessary to protect itself, the public and the Project against potential problems, Claims arising out of Tenant's Use of Hazardous Materials or installation and operation of Equipment including, without limitation, (i) changes in the insurance provisions of the Lease, (ii) installation of equipment, fixtures or personal property or alteration of the Premises (all at Tenant's sole cost) to minimize the likelihood of a violation of Hazardous Materials Laws as a result of Tenant's Use of the Hazardous Materials or installation and operation of Equipment, or (iii) increasing the amount of the security deposit. Neither Landlord's consent nor Tenant's obtaining any Permits shall relieve Tenant of any of its obligations pursuant to this Paragraph 29. Landlord's granting of consent to one request to Use Hazardous Materials or install and operate Equipment shall not be deemed Landlord's consent to any other such request. If Landlord grants its consent to Tenant's request, no subtenant, assignee or successor of Tenant shall have the tight to Use those Hazardous Materials or install or operate that Equipment without again complying with the provisions of this Paragraph 29(b)(ii).



                  (iii) Notwithstanding the provisions of Paragraphs 29(b)(i) and 29(b)(ii), Tenant may Use any Substance typically found or used in applications of the type permitted by this Lease so long as: (a) any such Substance is typically found only in such quantity as is reasonably necessary for Tenant's permitted use under Paragraph 8 of this Lease; (b) any such Substance and all equipment necessary in connection with the Substance are Used strictly in accordance with the manufacturers' instructions therefor; (c) no such Substance is released or disposed of in or about the Project; (d) any such Substance and all equipment necessary in connection with the Substance are removed from the Project and transported for Use or disposal by Tenant in compliance with any applicable Hazardous Materials Laws upon the expiration or earlier termination of this Lease; and (e) Tenant and its Agents comply with all applicable Hazardous Materials Laws.



                  (iv) Tenant shall not use or install in or about the Premises any asbestos or asbestos-containing materials.



         (c) Tenant shall deliver to Landlord, within thirty (30) days after Tenant's receipt of Landlord's written request, a written list identifying any Hazardous Materials that Tenant or its Agents then Uses or has Used WITHIN the last twelve (12) month period in the Project. Each such list shall state: (i) the use or purpose of each such Hazardous Material; (ii) the approximate quantity of each such Hazardous Material Used by Tenant; (iii) such other information as Landlord may reasonably require; and (iv) Tenant's written certification that neither Tenant nor its Agents have released, discharged or disposed of any Hazardous Materials in or about the Project, or transported any Hazardous Materials to or from the Project, in violation of any applicable Hazardous Materials Laws. Landlord shall not request Tenant to deliver a Hazardous Materials list more often than once during each twelve (12) month period, unless Tenant or its Agents have violated the provisions of this Paragraph 29 (in which case
         (a) Landlord may request such lists as often as Landlord determines is necessary until such violation is cured, and (b) Tenant shall provide such lists within ten (10) days of each of Landlord's requests, or if an emergency exists, such lists shall be immediately provided).


         (d) Tenant shall furnish to Landlord copies of all notices, claims, reports, complaints, warnings, asserted violations, documents or other communications received or delivered by Tenant, as soon as possible and in any event within five (5) days of such receipt or delivery, with respect to any Use, disposal or transportation of Hazardous Materials in or about the Premises, the Building or the Project. Whether or not Tenant receives any such notice, claim, report, complaint, warning, asserted violation, document or communication, Tenant shall immediately notify Landlord, orally and in writing, if Tenant or any of its Agents knows or has reasonable cause to believe that any Hazardous Materials, or a condition involving or resulting from the same, is present, in Use, has been disposed of, or transported to or from the Premises, the Building or the Project other than as previously consented to by Landlord in strict accordance with Paragraph 29(b).



         (e) Tenant acknowledges that it, and not Landlord, is in possession and control of the Premises for purposes of all reporting requirements under any Hazardous Materials Laws. If Tenant or its Agents violate any provision of this Paragraph 29, then Tenant shall immediately notify Landlord in writing and shall be obligated, at Tenant's sole cost, to abate, remediate, clean-up or remove from the Project, and dispose of, all in compliance with all applicable Hazardous Materials Laws, all Hazardous Materials Used by Tenant or its Agents. Such work shall include, but not be limited to, all testing and investigation required by any governmental authorities having jurisdiction, and preparation and implementation of any remedial action plan required by any governmental authorities having jurisdiction. All such work shall, in each instance, be conducted to the satisfaction of all governmental authorities having jurisdiction. If at any time Landlord determines that Tenant is not complying with the provisions of this Paragraph 29
         (e), then Landlord may, without prejudicing, limiting, releasing or waiving Landlord's rights under this Paragraph 29, separately undertake such work, and Tenant shall reimburse all costs incurred by Landlord upon demand.



         (f) Landlord's right of entry pursuant to Paragraph 17 shall include the right to enter and inspect the Premises, and the tight to inspect Tenant's books and records, to verify Tenant's compliance with, or violations of, the Provisions of this Paragraph 29. Furthermore, Landlord may conduct such investigations and tests as Landlord or Landlord's lender or ground lessor may require. If Tenant has violated the provisions of this Paragraph 29, or any applicable governmental agency requires any such inspection, investigation or testing because Tenant or its Agents have released Hazardous Materials, then Tenant, in addition to its other obligations set forth in this Paragraph 29, shall immediately reimburse Landlord for all costs incurred therewith.



         (g) Tenant shall indemnify, protect, defend (with legal counsel acceptable to Landlord in its subjective, good faith judgment) and hold harmless Landlord, its partners and its and their respective successors, assigns, partners, officers, shareholders, employees, agents, lenders, ground lessors and attorneys, and the Project, from and agaimt any and all Claims incurred by such indemnified persons, or any of them, in connection with, or as the result of: (a) the presence, Use or disposal of any Hazardous Materials into or about the Project, or the transportation of any Hazardous Materials to or from the Project, by Tenant or its Agents; (b) any injury to or death of persons or damage to or destruction of property resulting from the presence, Use or disposal of any Hazardous Materials into or about the Project, or the transportation of any Hazardous Materials to or from the Project, by Tenant or its Agents; (c) any violation of any Hazardous Materials Laws by Tenant or its Agents; and (d) any failure of Tenant or its Agents to observe the provisions of this Paragraph 29; and (e) any storage tanks now located in, on or under the Project or hereafter installed at the Project by Tenant. Payment shall not be a condition precedent to enforcement of the foregoing indemnification provision. In the event Tenant or its Agents releases any Hazardous Materials, then Tenant's obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary testing, investigation, studies, reports, repair, clean-up, detoxification or decontamination of the Project, and the preparation and implementation of any closure, removal, remedial action or other required plans in connection therewith, and shall survive the expiration or earlier termination of the term of this Lease. For purposes of these indemnity provisions, any acts or omissions of Tenant, its assignees, sublessees, Agents or others acting for or on behalf of Tenant (regardless of whether they are negligent, intentional, willful, or unlawful) shall be strictly attributable to Tenant.



         (h) Upon any violation of the provisions of this Paragraph 29, Landlord shall be entitled to exercise any or all remedies available to a landlord against a defaulting tenant including, but not limited to, those set forth in Paragraph 25.

(i) Notwithstanding any other provision of this Lease, Tenant shall be solely responsible for the operation, maintenance and compliance with all applicable laws of all storage tanks currently located in, on or under the Project and any such tanks hereafter installed by Tenant at the Project. Tenant shall not add or replace any storage tanks at the Project without Landlord's prior written consent, which shall not be unreasonably withheld.


     (j) By its signature to this Lease, Tenant confirms that: (i) Landlord has not made any representation or warranty regarding the environmental condition of the Premises, the Building or the Project; and (ii) Tenant has conducted its own examination of (a) any storage tanks now located in, on or under the Project and (b) the Premises, the Building and the Project with respect to Hazardous Materials and accepts all of the same "AS IS".



     (k) No termination, cancellation or release agreement entered into by Landlord and Tenant shall release Tenant from its obligations under this Paragraph 29 unless specifically agreed to by Landlord in writing at the time of such agreement.



     (l) Tenant's covenants and obligations under this Paragraph 29 shall also apply to any assignee or sublessee of Tenant, and to any such assignee's or sublessee's partners, officers, directors, shareholders, employees, agents, contractors and any other third parties entering upon the Project at the request or invitation of such assignee or sublessee.


     30. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the "RULES AND REGULATIONS" attached hereto as Exhibit D, and all reasonable and nondiscriminatory modifications thereof and additions thereto from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the violation or nonperformance by any other tenant or occupant of the Building or Project of any of the Rules and Regulations.


     31. CONFLICT OF LAWS. This Lease shall be governed by and construed pursuant to the laws of the State of California.



     32. SUCCESSORS AND ASSIGNS. Except as OTHERWISE provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties to this Lease and their respective heirs, personal representatives, successors and assigns.



         33. SURRENDER OF PREMISES. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation of this Lease, shall not work a merger, and shall, at the option of Landlord, operate as an assignment to it of any or all subleases or subtenancies. Upon the expiration or termination of this Lease, Tenant shall peaceably surrender the Premises and all Tenant Improvements, alterations and additions to the Premises, broom clean the Premises, leave the Premises IN good order, repair and condition (including the due completion by that expiration or termination of all repairs which Tenant is responsible for making under this Lease), reasonable wear and tear excepted, and comply with the provisions of Paragraph 14(C). The delivery of keys to any employee of Landlord or to Landlord's agent or any employee thereof shall not be sufficient to constitute a termination of this Lease or a surrender of the Premises.



         34. ATTORNEYS' FEES. If any legal proceeding arises in connection with this Lease, in addition to any other remedy at law or in equity sought or obtained by the prevailing party, the losing party shall pay the reasonable legal and other fees and all costs of the prevailing party incurred in connection with those proceedings.



         35. PERFORMANCE BY TENANT. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sum of money owed to any party other than Landlord, for which it is liable under this Lease, or Tenant shall fail to perform any other act on ITS part to be performed under this Lease after any notice and applicable cure period, Landlord may, without waiving or releasing Tenant from Tenant's obligations, but shall not be obligated to, make any such payment or perform any such other act to be made or performed by Tenant. All sums so paid by Landlord and all necessary incidental costs incurred by Landlord together with interest thereon at the Lease Interest Rate, from the date of such payment by Landlord, shall be payable to Landlord on demand. Landlord shall have (in addition to any other right or remedy of Landlord) all rights and remedies in the event of the nonpayment thereof by Tenant as are set forth in Paragraph 25.

         36. MORTGAGEE PROTECTION. In the event of any default on the part of Landlord, Tenant will give notice by register or certified mail to any beneficiary of a deed of trust or mortgage covering the Premises whose address shall have been furnished to Tenant and shall offer such beneficiary or mortgagee the opportunity to cure the default for thirty
         (30) days after expiration of any period provided to Landlord under this Lease to cure the default.


         37. DEFINITION OF LANDLORD. The term "LANDLORD' as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners, at the time in question of the fee title of the Building or the lessees under any ground lease, if any. In the event of any transfer, assignment or other conveyance or transfers of any such title, Landlord (and in case of any subsequent transfers or conveyances the then-grantor) shall be automatically freed and relieved from and after the date of such transfer, assignment or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed. The transferee of such title shall be deemed to have assumed and agreed to observe and perform any and all obligations of Landlord under this Lease during its ownership of the Premises. Landlord may transfer its interest in the Premises without the consent of Tenant and such transfer or subsequent transfer shall not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease. With respect to any indemnity by Tenant of Landlord under this Lease, "LANDLORD" shall include, and the indemnity shall run to, Landlord and its respective partners affiliates, shareholders directors, officers, agents, lenders, employees, partners, successors and assigns.



         38. WAIVER. The waiver by Landlord of any breach of any term, covenant or condition contained in this Lease shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition contained in this Lease, nor shall any custom or practice to which the parties may have adhered in the administration of the terms of this Lease be deemed a waiver of or in any way affect the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms of this Lease. The subsequent acceptance of rent under this Lease by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No acceptance by Landlord of a lesser sum than the sum then due shall be deemed to be other than on account of the earliest installment of such rent or other amount due, nor shall any endorsement or statement on any check or any letter accompanying any check be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or other amount or pursue any other remedy available to Landlord



         39. IDENTIFICATION OF TENANT. If more than one person signs this Lease as Tenant the act of or notice from, or notice or refund to, or the signature of, any one or more of them with respect to this Lease shall be binding upon Tenant.



         40. PARKING. Tenant shall be entitled to use, without cost or expense, the number of vehicle parking spaces designated in Subparagraph 1(f). Neither Tenant nor its employees or invitees shall use more parking spaces than designated in Subparagraph 1(f). If Landlord determines in its sole discretion that it is necessary for orderly and efficient parking, all or any portion of any unreserved or unassigned parking spaces which Tenant does not have the right to use may be assigned to, made available to or reserved by Landlord for other tenants or users of the Project. If Landlord has not assigned specific spaces to Tenant, neither Tenant nor its employees shall use any spaces which have been so specifically assigned by Landlord to other tenants or for other uses such as visitor parking or which have been designated by Landlord or governmental entities as being restricted to certain uses.

(a) Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, suppliers, shippers, contractors, customers or invitees to be loaded, unloaded or parked in areas other than those designated for such activities

(b) If Tenant permits or allows any of the prohibited activities described in this Paragraph 40, then Landlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove, tow away, or impound the vehicle involved and charge the cost to Tenant, which cost shall be immediately payable upon demand by Landlord with interest thereon at the Lease Interest Rate from the date Landlord incurs that cost.

(c) The use by Tenant, its employees and invitees, of the parking facilities of the Building shall be on the additional terms and conditions set forth in attached Exhibit E, and shall be subject to such other agreement between Landlord and Tenant as may hereinafter be established.


         41. FORCE MAJEURE. Neither party shall have any liability whatsoever to the other on account of (a) the inability of such party to fulfill, or delay in fulfilling, any of such party's obligations under this Lease or any Lease attachment by reason of strike, other labor trouble, governmental preemption or priorities or other controls in connection with a national or other public emergency, or shortages of fuel, supplies or labor resulting therefrom, governmental permitting, or any other cause, whether similar or dissimilar to the above, beyond such party's reasonable control; or (b) any failure or defect in the supply, quantity or character of electricity or water furnished to the Premises, by reason of any requirement, act or omission of the public utility or others furnishing the Building with electricity or water, or for any other reason, whether similar or dissimilar to the above, beyond Landlord's reasonable control. If this Lease or any Exhibit specifies a time period for performance of an obligation of Landlord, that time period shall be extended by the period of any delay in Landlord's performance caused by any of the events of force majeure described above. The provisions of this Paragraph 41 shall not apply to either party's financial inability to perform its obligation under this Lease.



         42. TERMS, HEADINGS AND CONSTRUCTION. The title paragraph headings are not a part of this Lease and shall have no effect upon the construction or interpretation of any part of this Lease. "OR" is not exclusive. Unless stated otherwise, references to paragraphs and subparagraphs are to those in this Lease. This Lease shall be strictly construed neither against Landlord nor Tenant.


         43. TIME. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.


         44. PRIOR AGREEMENT; AMENDMENTS. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding or letter or proposal pertaining to any such matters shall be effective for any purpose. No provisions of this Lease may be amended or added to, whether by conduct, oral or written communications, or otherwise, except by an agreement in writing signed by the parties hereto or their respective successors-in-interest. No other provision of this Lease shall modify the effect of this paragraph.



         45. SEVERABILITY. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision of this Lease, and such other provisions shall remain in full force.



         46. RECORDING. Neither this Lease nor a short form memorandum of this Lease shall be recorded.



         47. LIMITATION ON LIABILITY AND TIME. In consideration of the benefits accruing under this Lease, Tenant and all successors and assigns agree that, in the event of any actua1 or alleged failure, breach or default under this Lease by Landlord: (a) the sole and exclusive remedy shall be against the Landlord's interest in the Project and the rents, insurance proceeds and condemnation proceeds therefrom, (b) no partner of Landlord shall be named as a party in any suit or proceeding (except as may be necessary to secure jurisdiction of the partnership, if applicable); (c) no partner of Landlord shall be required to answer or otherwise plead to any service of process; (d) no judgment will be taken against any partner of Landlord (if applicable); (e) no writ of execution will ever be levied against the assets of any partner of Landlord; and (f) the obligations of Landlord under this Lease do not constitute personal obligations of the individual partners, directors, officers or shareholders of Landlord, and Tenant shall not seek recourse against the individual partners, directors, officers or shareholders of Landlord or any of their personal assets for satisfaction of any liability in respect to this Lease. In addition, any claim, defense or other right of Landlord or Tenant arising in connection with s Lease or negotiations before this Lease was signed shall be barred unless the party making such claim files an action or interposes such defense within three hundred sixty-five (365) days after the date of the alleged event on which the party is basing its claim, defense or right.



         48. TRAFFIC IMPACT. Tenant agrees that Tenant and its employees, invitees, and contractors shall comply with the provisions of Exhibit
         E. (Traffic and Parking Rules and Regulations)



         49. MODIFICATION FOR LENDER OR GOVERNMENT. If, in connection with obtaining construction, interim or permanent financing or refinancing for the Building or all or part of the Project, a lender shall request reasonable modifications in this Lease as a Condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant under this Lease or materially adversely affect the leasehold interest hereby created or Tenant's rights under this Lease. In addition, the parties agree to promptly sign all documents reasonably required by any agency from time to time in connection with the Premises, provided that those documents do not materially adversely affect the rights or obligations of the parties under this Lease.



         50. FINANCIAL STATEMENTS. When reasonably requested by Landlord, Tenant shall, upon ten (10) days notice from Landlord, provide Landlord with a current financial statement and financial statements of the two (2) years prior to the current financial statement year. Such statement(s) shall be safeguarded by Landlord and shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant. If Tenant fails to provide such financial statements within ten (10) days after receipt of a second notice from Landlord requesting Tenant's financial statements, Landlord's second notice shall be in lieu of and not in addition to the notice and cure period otherwise provided for under Subparagraph 25(a)(iii). Tenant's failure to comply with its obligations under this Paragraph 50 within ten (10) days after receipt of Landlord's second notice shall constitute a material default by Tenant under this Lease.


51. QUIET ENJOYMENT. Landlord covenants that upon Tenant paying the rent required under this Lease and paying all other charges and performing all of the covenants and provisions on Tenant's part to be observed and performed under this Lease, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises in accordance with this Lease.


52.                      TENANTS SIGNS.

(a) Tenant may, at its sole cost and expense, place its signs displaying its logo and graphics on the entrance doors to the Premises and in Landlord designated locations in the hallways on floors wholly leased by Tenant.

(b) Subject to Landlord's reasonable approval of the sine, appearance, method of installation, text and logo, Tenant may install signage on the exterior of the Building or on any Building sign monument or other device constructed for the placement of tenant signs. Subject to Landlord's prior reasonable approval, Tenant shall have the right to maintain and make such reasonable modifications to any sign that is currently located on the Project and which is being used by SMS.

(c) All Tenant signs installed by Landlord or Tenant shall comply with all applicable requirements of all governmental authorities having jurisdiction and shall be installed in a good and workmanlike manner. Such signs shall be maintained and kept in good repair at Tenant's sole cost and expense, and, on expiration or earlier termination of the Term, removed, and all damage caused by such removal repaired, at Tenant's sole cost and expense.


53. NO LIGHT, AIR OR VIEW EASEMENT. Any diminution or shutting off of light, air or view by any structure which may be erected on the Land or on lands adjacent to the Project shall in no way affect this Lease, abate any payment owed by Tenant under the Lease, or otherwise impose any liability on Landlord.



54. TENANT AS CORPORATION, PARTNERSHIP, OR LIMITED LIABILITY COMPANY. If Tenant executes this Lease as a corporation or limited liability company, then Tenant and the persons executing this Lease on behalf of Tenant represent and warrant that the individuals executing this Lease on Tenant's behalf are duly authorized to execute and deliver this Lease on its behalf. If tenant is a corporation, Tenant further represents and warrants that this Lease has been authorized in accordance with a duly adopted resolution of the board of directors of Tenant, a copy of which is to be delivered to Landlord on execution of this Lease, and accordance with the bylaws of Tenant and that this Lease is binding Upon Tenant in accordance with its terms. If Tenant executes this Lease as a partnership,
                         (a) each general partner shall be jointly and severally liable for keeping, observing and performing all the provisions of this Lease to be kept, observed or performed by Tenant and (b) the term "Tenant" shall mean and include each general partner jointly and severally and the act of or notice from, or notice or refund to, or the signature of, any one or more of them with respect to this Lease shall be binding on Tenant and each and all of the general partners of Tenant with the same effect as if each of them had so acted or so given or received such notice or refund or so signed. Dissolution of any partnership which is a Tenant under this Lease shall be deemed to be an assignment jointly to all of the partners who shall thereafter be subject to the terms of this Lease as if each such former partners had initially signed this Lease as individuals

55.

          DEVELOPMENT AND EASEMENTS. Landlord reserves the right, from time to time, to grant such easements, rights and dedications that Landlord deems necessary or desirable, and to cause the recordation of parcel and subdivision maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Tenant. Tenant shall reasonably cooperate with Landlord, at Landlord's sole cost and expense, in Landlord's efforts to develop the New Building and will, within ten (10) days after request of Landlord, sign any of the aforementioned documents and any other documents reasonably requested by Landlord in connection with development of the New Building or any other development permitted under this Lease (collectively, "Documents"). If Tenant fails to execute any Document within ten (10) days after receipt of a second notice from Landlord requesting the execution of the Document, Landlord's second notice shall be in lieu of and not in addition to the notice and cure period otherwise provided for under Subparagraph 25(a)(iii). Tenant's failure to comply with its obligations under this Paragraph 55 within ten (10) days after receipt of Landlord's second notice shall constitute a material default by Tenant under this Lea

56. COUNTERPARTS. This Lease may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument

57. NO OFFER The submission of this Lease and any ancillary documents to Tenant shall not constitute an offer to Lease, and Landlord shall have no obligation of any kind, express or implied, to lease the Premises to Tenant until Landlord has approved, executed and returned to Tenant a fully signed copy of this Lease together with any ancillary documents Landlord may require.


58. TERMINATION OF EXISITNG LEASE. Notwithstanding anything to the contrary Contained in this Agreement, Landlord and Tenant agree that this Lease and the terms and conditions contained herein are expressly conditioned upon satisfaction of the following conditions ("Termination Conditions") on or before 5:00 P.M. (California time) on December 23, 2002 ("Deadline"):


(a) Landlord and SMS entering into a Lease Termination Agreement with respect to that American Industrial Real Estate Association Industrial/Commercial Single-Tenant Lease-Net, dated December 13 , 1996, between Landlord and SMS, as amended by the March 21, 2002 First Amendment to Industrial/Commercial Single-Tenant Lease-Net on terms and conditions acceptable to each party to the Lease Termination Agreement in their subjective discretion; and

(b)

                  Closingshall have occurred under that certain Asset Purchase
                         Agreement, between SMS and Tenant.



                  If any of the Termination Conditions is not satisfied by the Deadline, this Lease shall automatically terminate and neither party shall have any further rights, obligations or liabilities under this Lease.


59. JOINT AND SEVERAL LIABILITY. This Lease and the obligations set forth herein shall be the joint and several obligations of all persons, entities or parties to this Lease and shall be binding upon them and their heirs, personal representatives, and permitted successors and assigns, if any.


              THEREFORE, the parties have executed this Lease as of the date first written above.



LANDLORD:                               TENANT:


BIRTH WINDELL LLC,                      ITO ACQUISITION CORP., a California
a California liited liability            corporation
  company





By: /s/ MICHAEL S. MARTIN               By: MURRAY RUDIN
    Michael S. Martin, President            Name:   Murray Rudin
                                            Title:  Executive Vice President